UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2006

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware Delaware	1-12994 000-50694	52-1802283 52-1873369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 Wilson Boulevard

Suite 400

Arlington, Virginia 22209

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (703) 526-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

Item 7.01. Regulation FD Disclosure.

ICSC Annual Leasing Convention

On May 22, 2006, Laurence Siegel, Chairman of the Board and Chief Executive Officer, Mark Ordan, Chief Operating Officer, Gregory Neeb, Chief Investment Officer, and Robert Pincus, the lead independent director, met with several analysts and investors at the ICSC Annual Leasing Convention held in Las Vegas, Nevada and discussed various matters regarding The Mills Corporation (the “Company”). In response to analyst reports of these conversations, the Company makes the following statements:

Exploration of Strategic Alternatives

As previously announced, the Company is working with Goldman, Sachs & Co. and JP Morgan to advise The Mills in considering its strategic alternatives. The Company has requested that preliminary indications of interest from prospective buyers and investors be submitted on June 13, 2006. To date, the Company has entered into customary confidentiality agreements with multiple potential buyers and investors. Some of these potential buyers have expressed a preliminary interest in all or some of the Company’s assets.

Audit Committee Independent Investigation

As previously announced, the Audit Committee is conducting an investigation which it expects will be completed in the next month or two. It is not expected that the Audit Committee will reach any conclusions until its independent investigation has been completed.

SEC Formal Investigation

As previously disclosed, the Company is cooperating fully with the SEC’s formal investigation, which is separate from the investigation being conducted by the Audit Committee and which is ongoing.

Anticipated Date for Filing of 2005 Form 10-K and Form 10-Q for the Quarter Ended March 31, 2006

As previously disclosed, the Company currently anticipates that the Company and The Mills Limited Partnership (“TMLP”) will file their joint 2005 Form 10-K and Form 10-Q for the quarter ended March 31, 2006 before the end of the summer.

Meadowlands Xanadu Project

The Company expects that it will incur additional costs on its Meadowlands Xanadu project, that the project will be delayed by six months to a year, and that the expected yield on this investment therefore may be lower than initially anticipated.

Pending Putative Class Action and Other Litigation

A number of lawsuits have been filed against the Company, The Mills Limited Partnership (“TMLP”) and certain of the Company’s current and former officers and directors arising out of the Company’s announcement on January 6, 2006 of its intent to restate the Company’s and TMLP’s previously issued financial statements. These lawsuits include a series of purported class actions filed in the first quarter of 2006 in the United States District Court for the Eastern District of Virginia asserting claims under sections of the Securities Act of 1933 and the Securities Exchange Act of 1934 against the Company, TMLP, certain of the Company’s current and former senior officers and directors and other parties. In addition, the Company and TMLP have been named in an action brought in the first quarter of 2006 in Delaware Chancery Court by certain limited partners of TMLP entitled Miller, et al. v. The Mills Corporation, et al., Civ. No. 2046-N. The Company and TMLP intend to contest all of these lawsuits vigorously, but we cannot predict the likely outcome of these lawsuits or their likely impact on us at this time.

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The Company also has been named as a nominal defendant, and certain current and former senior officers and directors have been named as defendants, in a series of putative derivative actions that were filed beginning in the first quarter of 2006 in the United States District Court for the Eastern District of Virginia. In addition, another putative derivative action naming the Company as a nominal defendant and certain current and former senior officers and directors as defendants has been filed in the Circuit Court for Arlington County, Virginia. The Company intends to contest the standing of the shareholder plaintiffs to prosecute these lawsuits in the Company’s name, but we cannot predict the likely outcome of these lawsuits or their likely impact on us at this time.

The Company is currently assessing the extent to which its director and officer liability insurance of up to $100 million will cover any of the foregoing claims.

Financial Results

In a Form 8-K filed on February 24, 2006, the Company stated that its 2005 earnings and funds from operations (FFO) will be significantly below the market’s expectations and that prior earnings/FFO guidance for the year ended December 31, 2005 should no longer be relied upon. The Company has not provided and does not intend to provide any guidance for future periods or estimates for historical periods prior to the release of its results for the year ended December 31, 2005.

$1.91 Billion Goldman Sachs Mortgage Company Financing

On May 23, 2006, the Company announced that on May 19, 2006 it closed on $1.91 billion of the previously announced $2.23 billion financings with Goldman Sachs Mortgage Company (“GSMC”). The remaining portion of the financings is expected to be closed over the next several months. A copy of the Company’s May 23, 2006 press release is attached as Exhibit 99.1 to this Form 8-K. Additional information regarding the terms of the financings will be set forth in a separate Form 8-K to be filed with the SEC.

Statements in this Form 8-K that are not historical, including the anticipated dates for completion of the Audit Committee’s independent investigation and filing by the Company and TMLP of their 2005 Form 10-K and their Form 10-Q for the quarter ended March 31, 2006, the anticipated delay in the Xanadu project , anticipated uses of proceeds of the GSMC financing, and future events regarding the ongoing strategic process may be deemed forward-looking statements within the meaning of the federal securities laws. Although the registrants believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, the registrants can give no assurance that their expectations will be attained and it is possible that our actual circumstances and results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties, including the identification of any additional matters requiring adjustment, the length of time needed for the Audit Committee to complete its investigation or for Ernst & Young to complete their procedures, any actions taken by the SEC in connection with its ongoing investigation or otherwise, our ability to comply with the covenants agreed to in the GSMC financing or to obtain other financing or to limit our anticipated capital expenditures, our ability to pay future dividends, our ability to attract parties interested in a strategic transaction on terms that are acceptable or at all, our ability to meet current targets with respect to Meadowlands Xanadu or other development projects, or other factors. The registrants undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
99.1	May 23, 2006 press release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION

By:	/s/ MARY JANE MORROW
Name:	Mary Jane Morrow
Title:	Executive Vice President and Chief Financial Officer

THE MILLS LIMITED PARTNERSHIP

By: The Mills Corporation, its general partner

By:	/s/ MARY JANE MORROW
Name:	Mary Jane Morrow
Title:	Executive Vice President and Chief Financial Officer

Date: May 23, 2006

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EXHIBIT INDEX

Exhibit No.
99.1	May 23, 2006 press release.

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